SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 4, 2003
                                                --------------------------------

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                       1-11596                       58-1954497
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 (State or other               (Commission File                 (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida                   32653
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (352) 373-4200
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7. Exhibits

      (c) Exhibits

      Exhibit Number      Description
      --------------      -----------
      99.1                Press release dated August 4, 2003
      99.2                Press release dated August 4, 2003

Item 12. Results of Operations and Financial Condition.

      On August 4, 2003, Perma-Fix Environmental Services, Inc. (the "Company") issued a press release to report its financial results for the quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      On August 4, 2003 at 11:00 a.m. EDT, the Company will hold a conference call broadcast live over the Internet. A press release dated August 4, 2003, announcing the conference call, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

      The information in this Form 8-K and the Exhibits attached hereto are being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                          By:   /s/ Richard T. Kelecy
                                                -----------------------
                                                Richard T. Kelecy
Dated: August 4, 2003                           Chief Financial Officer